                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 12, 2002

                             The Havana Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
            (State or jurisdiction of incorporation or organization)

                                    000-24269
                            (Commission File Number)

                                   34-1454529
                     (I.R.S. Employer Identification Number)

                   5701 Mayfair Road, North Canton, Ohio 44720
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (330) 492-8090

          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

On March 12, 2002, the Registrant's wholly owned subsidiary, Phillips & King, International, Inc. (P&K) entered into a definitive agreement with David K. Gottlieb, Assignee for the Benefit of Creditors ("Assignee") to transfer the net assets of P&K (inventory, accounts receivable, fixed assets, trade marks and other intangible assets, miscellaneous assets) to Assignee for consideration to be determined based upon future sales and assumption of the debt of P&K. Prior to the assignment for the benefit of creditors there was no material relationship between the registrant and Mr. Gottlieb.

P&K was indebted to various entities and was unable to pay its debts in full, and hence decided to discontinue its business. Pursuant to the agreement, P&K transferred its property to Assignee for the benefit of creditors so that the property transferred may be expeditiously liquidated and the proceeds thereof be fairly distributed to its creditors according to preference and priorities established in the agreement.

P&K has agreed to pay the Assignee a fee of $50,000 for services provided in connection with the initial asset sale to Kretek Distributors Inc. should such a sale be consummated. The Assignee shall also receive the amount of ten percent (10%) of each and every dollar generated from the sale or other disposition of any assets of P&K or any moneys recovered by the Assignee in connection with any legal action instituted by the Assignee, but specifically excluding funds generated in connection with the sale of the assets to Kretek Distributors Inc.

P&K was organized in 1906 by Mr. Harry Phillips. P&K is a wholesale distributor of tobacco, cigar, pipe and related smoking products. P&K sells tobacco products to retail shops and it has approximately 3,000 accounts. P&K's principal assets include, without limitation, inventories, customer lists and accounts receivable.

The Registrant believes that the disposition of P&K will restructure its working capital and is a critical step in the redeployment of its assets into the Registrant's business.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information.

         Unaudited Pro Forma Condensed Balance Sheet as of
             September 30, 2001
         Unaudited Pro Forma Condensed Statement of Losses for
             the Nine Months ended September 30, 2001
         Unaudited Pro Forma Condensed Statement of Losses for
             the Year ended December 31, 2000
         Notes to Unaudited  Pro Forma Condensed Financial Information

(c)      Exhibit.

         No.      Description
         ---      -----------

         2 General Assignment For The Benefit of Creditors dated March 12, 2002 by and between Phillips & King International, Inc. and David K. Gottlieb.


                                         THE HAVANA GROUP, INC.
                              UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                           SEPTEMBER 30, 2001

                                              The Havana          Pro-forma          Pro-forma
                                              Group, Inc.        Adjustments        Balance Sheet
                                              -----------        -----------        -------------
ASSETS
CURRENT ASSETS

Cash and Equivalents                           $    89,064          (40,857)  (1)    $    48,207

Accounts Receivable                                832,757         (773,739)  (1)         59,018

Inventories                                      1,574,230       (1,227,251)  (1)        346,979

Prepaid Expenses                                    93,658          (92,687)  (1)            971

Deferred Expenses - Catalog                          2,453                                 2,453
                                               ------------                          ------------

TOTAL CURRENT ASSETS                             2,592,162                               457,628


DEFERRED INCOME TAX                                 29,070                                29,070

FIXED ASSETS

Furniture, Equipment, and Leasehold
Improvements, net                                  263,261          (65,818)  (1)        197,443

OTHER ASSETS

Goodwill                                           167,481         (167,481)  (1)             --

Customer Lists                                     319,332                               319,332

Trademarks and Licenses, Net                        12,842                                12,842

Product Development                                 19,299                                19,299

Deposits                                           111,591         (111,591)  (1)             --
                                               ------------                          ------------

TOTAL OTHER ASSETS                                 630,545                               351,473

 TOTAL ASSETS                                  $ 3,515,038                           $ 1,035,614
                                               ============                          ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

Accounts Payable and Liabilities                 1,191,463          741,661   (1)        449,802

Current Maturities of Long Term debt               839,126          839,126   (1)             --

Line of Credit                                     644,193          644,193   (1)             --

Due Affiliates                                      44,229                                44,229

Deferred Revenue                                    68,075                                68,075
                                               ------------                          ------------

TOTAL CURRENT LIABILITIES                        2,787,086                               562,106

STOCKHOLDERS' EQUITY

Preferred Stock - Series A                           5,000                                 5,000

Preferred Stock - Series B                           1,100                                 1,100

Common Stock                                         2,904                                 2,904

Additional Paid In Capital                       7,068,582                             7,068,582

                                                                    761,449   (1)

Accumulated Deficit                             (6,349,634)        (507,005)  (2)     (6,604,078)
                                               ------------                          ------------

                                                   727,952                              473,508

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 3,515,038                           $ 1,035,614
                                               ============                          ============


                                       THE HAVANA GROUP, INC.
                          UNAUDITED PRO FROMA CONDENSED STATEMENT OF LOSSES
                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001


                                              The Havana           Pro-forma          Pro-forma Balance
                                              Group, Inc.         Adjustments              Sheet
                                              -----------         -----------              -----
Sales                                         $ 7,266,391       $  6,313,237  (2)       $   953,154

Cost of Goods Sold                              5,607,881         (5,136,285) (2)           471,596
                                              ------------                              ------------

Gross Profit                                    1,658,510                                   481,558

Operating Expenses

Selling, General and Administrative             2,415,288         (1,538,092) (2)           877,196

Interest                                          159,136           (145,865) (2)            13,271
                                              ------------                              ------------

Total Operating Expenses                        2,574,424                                   890,467

Net loss from continuing operations
before income taxes and discontinued
operations                                       (915,914)                                 (408,909)

Income(taxes) benefit                                  --                                        --

Loss from continuing operations,
before discontinued operations                   (915,914)                                 (408,909)

Loss on disposal of discontinued
operations, net                                        --           (761,449) (1)          (761,449)

                                                                                                  -
                                                                                        ------------
Net Income (Loss)                                (915,914)                               (1,170,358)
                                              ============                              ============

Preferred stock dividend                          (82,500)                                  (82,500)

Income (loss) available to common
stockholders                                     (998,414)                               (1,252,858)

Income (Loss) per common share
(basic and assuming dilution)                       (0.34)                                    (0.43)
                                              ============                              ============

Weighted average shares outstanding             2,918,000                                 2,918,000



                                       THE HAVANA GROUP, INC.
                          UNAUDITED PRO FORMA CONDENSED STATEMENT OF LOSSES
                               FOR THE PERIOD ENDED DECEMBER 31, 2000


                                            The Havana            Pro-forma          Pro-forma Balance
                                            Group, Inc.          Adjustments              Sheet
                                            -----------          -----------              -----
Sales                                        $ 6,007,895      $   (4,421,154) (2)      $ 1,586,741

Cost of Goods Sold                             4,562,817          (3,303,041) (2)        1,259,776
                                             ------------                              ------------

Gross Profit                                   1,445,078                                   326,965

Operating Expenses

Selling, General and Administrative            2,570,117            (843,443) (2)        1,726,674

Interest Expense                                  49,308             (40,852) (2)            8,456
                                             ------------                              ------------
Total Operating Expenses                       2,619,425                                 1,735,130

Interest Income                                   35,334                                    35,334

Net loss from continuing operations
before income taxes and discontinued
operations                                    (1,139,013)                               (1,372,831)


Income(taxes) benefit                                 --                                        --

Loss from continuing operations,
before discontinued operations                (1,139,013)                               (1,139,013)

Loss on disposal of discontinued
operations, net                                       --            (761,449) (2)         (761,449)

                                                                                       ------------

Net Income (Loss)                             (1,139,013)                               (1,900,462)
                                             ============                              ============

Preferred Stock Dividend                        (110,000)                                 (110,000)

Income (loss) available to common
stockholders                                  (1,249,013)                               (2,010,462)
                                             ============                              ============
Income (Loss) per common share
(basic and assuming dilution)                      (0.50)                                    (0.80)
                                             ============                              ============


Weighted average shares outstanding            2,506,667                                 2,506,667


NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------

The Pro Forma Unaudited Financial Statements have been prepared in order to present the condensed financial position and results of operations as if the disposition of The Havana Group, Inc.'s ("Company") wholly owned subsidiary, Phillips & King, International, Inc. ("P&K") to David K. Gottlieb, Assignee for the Benefit of Creditors ("Assignee") had occurred as of September 30, 2001 for the unaudited pro forma condensed balance sheet, as if the transaction had taken place at January 1, 2000 for the unaudited pro forma condensed statements of losses for the year ended December 31, 2000 and for the nine month period ended September 30, 2001.

On March 12, 2002, the Registrant's wholly owned subsidiary, Phillips & King, International, Inc. (P&K) entered into a definitive agreement with David K. Gottlieb, Assignee for the Benefit of Creditors ("Assignee") to transfer the net assets of P&K to Assignee for consideration to be determined based upon future sales and assumption of the debt of P&K.

The unaudited pro forma condensed financial data has been prepared by the Company's management based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. This pro forma data may not be indicative of the results that actually would have occurred if the transfer had been in effect on the dates indicated or which may be obtained in the future. This pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and the consolidated December 31, 2000 financial statements and footnotes thereto included in the Company's SEC Form 10KSB and the Company's September 30, 2001 financial information included in the Company's SEC Form 10QSB.

The following pro forma adjustments are incorporated into the unaudited pro forma condensed balance sheet as of September 30, 2001 and the unaudited pro forma condensed statement of losses for the nine month period ended September 30, 2001 and for the year ended December 31, 2000.

         (1) To record disposition of P&K, and the consideration received in the transaction, and the resulting loss on disposition.

         (2) To record the effect on the Company's results of operations for the year ended December 31, 2000 and the nine month period ended September 30, 2001 of the disposition of P&K.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         The Havana Group, Inc.

                                         By: /s/ William Miller
                                         ----------------------
Dated: August 23, 2002                   William Miller, Chief Executive Officer


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